SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials by
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   (Total fee paid:

|_|  Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.
                           520 Third Street, Suite 101
                            Oakland, California 94607

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 1, 2001

TO THE SHAREHOLDERS:

The 2001 Annual Meeting of Shareholders of World Wide Wireless Communications, Inc. (the "Company") will be held on Thursday, March 1, 2001, at 10:00 a.m. Pacific Time at 522 Second Street, Oakland, California, for the following purposes:

     1. To elect six directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of Directors: John Cutter, Douglas P. Haffer, Robert Klein, Sonny Rath, Ramsey Sweis and Andy Reckles.

     2. To ratify the appointment of Reuben E. Price & Co. as the independent public accountants of the Company.

     3. To approve an amendment to the Articles of Incorporation to increase the number of authorized Common Stock of the Company to 300,000,000 shares.

     4. To approve an amendment to the Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

     5.   To approve the Company's 2001 Stock Option Plan.

     6. To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed January 19, 2001 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SUBMITTED THEIR PROXY.

February 15, 2001                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Douglas P. Haffer,
                                      President

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

                           520 Third Street, Suite 101
                            Oakland, California 94607

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                      to be held on Thursday, March 1, 2001


This Proxy Statement and the accompanying proxy card are furnished to the shareholders (the "Shareholders") of World Wide Wireless Communications, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held on Thursday, March 1, 2001, beginning at 10:00 a.m. Pacific Time at 522 Second Street, Oakland, California. The Annual Report of the Company for the year ended September 30, 2000, the Notice of Annual Meeting, and this Proxy Statement are being mailed to the Shareholders on or about February 15, 2001.

The enclosed Proxy is solicited by our Board of Directors.

We are paying all costs of preparing, assembling and mailing this Proxy Statement. We have made arrangement to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the our expense. In addition to the solicitation of proxies by mail, some of our officers, directors and regular employees may without additional compensation solicit proxies by telephone or personal interview. We will bear the costs of these solicitations.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

The record date for determining the shareholders entitled to vote at the meeting is January 19, 2001. As of that date, there were 89,417,795 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. There were no shares of any other class of stock outstanding which were entitled to vote as of that date. It is important that your shares be represented at the Meeting. Please complete and sign the enclosed Proxy and return it to the Company.

A majority of the outstanding shares of the Company, which includes the voting power that is present in person or proxy at the Meeting, regardless of whether the proxy has authority to vote on all of the matters, constitutes a quorum for the transaction of business at the Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by shares present, in person or by proxy, shall be elected Directors. To approve the proposed amendments to the Company's Articles of Incorporation, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must vote in favor of the amendment. To approve the Company's 2001 Stock Option Plan, a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting must vote in favor of approving the Plan. To ratify the appointment of the independent auditors for the Company, a majority of outstanding shares of Common Stock entitled to vote on the proposal must vote in favor of the proposal.

                                  PROXY VOTING

Shares for which proxy cards are properly executed and returned, or properly voted telephonically, will be voted at the Meeting in accordance with directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each nominee to the Board of Directors named under Proposal No. 1, "FOR" the approval of the Company's 2001 Stock Option Plan, "FOR" approval of the amending the Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock, "FOR" approval of amending the Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock to 300,000,000, and "FOR" ratification of Reuben E. Price & Co. the independent public accountants of the Company. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, a proxy form for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

                   ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the Meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

                                   ABSTENTION

Abstention votes will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the election of Directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against the proposals to amend the Company's Articles of Incorporation, against the approval of the Company's 2001 Stock Option Plan, and against the ratification of the independent public accountants.

                                   REVOCATION

Any person who completes the enclosed proxy form may revoke that proxy at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy form bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Meeting. A person may also revoke a proxy by attending the Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

Our Bylaws provide that the Board of Directors shall consist of between one and fifteen members, with the exact number of directors to be determined by the Board of Directors. In January, 2001, the Board of Directors set the number of directors at six, and there are currently five members of the Board of Directors. Wayne Caldwell and Mohammad Ali Guidfar resigned from the Board of Directors in December, 2000 and January, 2001, respectively. Mr. Caldwell was replaced on the Board of Directors by Sonny Rath. Mr. Guidfar was replaced on the Board of Directors by John Cutter.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

Six directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommend a vote FOR the following nominees:
John Cutter, Douglas P. Haffer, Robert Klein, Sonny Rath, Ramsey Sweis and Andy Reckles. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held; however, in the election of directors, each shareholder has cumulative voting rights. For the election of directors, each holder of stock possessing voting power is entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. Under cumulative voting, each shareholder may cast all of his or her votes for a single director candidate or distribute those votes among any or all candidates he or she chooses. In order for the shareholders to exercise the right of cumulative voting, one or more of the shareholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the shareholder desires that the voting for the election of directors be cumulative. The notice must be given not less than 48 hours before the time fixed for holding the meeting, if notice of the meeting has been given at least 10 days before the date of the meeting, and otherwise not less than 24 hours before the meeting. Proxy holders are given discretionary authority to cumulate votes on shares for which they hold a proxy. Shareholders who do not wish to cumulate their votes in elections of directors will be entitled to cast one vote per share held for any candidate.

Background information with respect to the six nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

          John Cutter has a long history of initiating, developing and managing businesses. He currently serves as Executive Vice President of Pacific Lasercraft, a company founded to develop and market a patented laser-guided woodworking tool Mr. Cutter designed. He also serves as Chairman of Seabright Laboratories, which he founded to design and produce patented environmentally friendly pest control products. He has worked at that company since 1995. Mr. Cutter has founded and/or managed numerous different entities including Cutter Laboratories, Pacific Waters, The California Cystic Fibrosis Research Foundation and Cutter Lumber Products.

          Douglas P. Haffer has been our Chief Executive Officer and Chief Financial Officer since April, 1998. Mr. Haffer has practiced law in San Francisco, Beverly Hills, and Washington D.C. for twenty-five years. During that time he served as general counsel and/or vice president, and on the Board of Directors, of several corporations, including Commercial Bank of San Francisco, Aca Joe Inc., Finet Holdings Corporation, Worldwide Wireless Inc. and Uniprise Systems, Incorporated. His legal practice concentrated primarily on providing legal counseling to small or start-up businesses. In addition, a significant part of his practice contained an international aspect involving foreign investors seeking investment platforms in the United States. Mr. Haffer attended the University of Wisconsin, Madison from 1965 to 1969 where he received his Bachelor of Arts degree with honors with a major in Latin American history, and was elected to Phi Beta Kappa. He then attended the Harvard Law School from which he graduated in 1972 with a Juris Doctor degree. Mr. Haffer lived in Latin America for seven years and reads, writes and speaks Spanish fluently. He has been a lecturer and adjunct professor of law at the University of San Francisco Law School and at the Law School at the University of California at Davis.

          Robert Klein's experience includes an active twenty-year career in the securities industry handling a wide range of duties including management roles and institutional trading. For the past fifteen years a major emphasis has been placed on packaging complex transactions on behalf of corporate clients resulting in the creation and sale of marketable securities. The past five years has been spent on public company development. Since 1993, Mr. Klein has been self-employed through Weissgeld Capital Group, Ltd, a company he founded. In the past, he served as a director for three brokerage firms, including Yorkton Securities. He is currently a director of Asdar Inc. Mr. Klein has a degree in Applied Mathematics from the University of Waterloo, and an FCSI designation from the Canadian Securities Institute.

          Sonny Rath offers significant experience in the telecommunications industry. Most recently, he served as Head of Operations and Channel Partner Development for the Vicorp Division of Qwest Communications from February 2000 to the present. Prior to that he held senior management positions at Qwest from May 1999 to February 2000 and at Allegiance Telecom from March 1999 to May 1999. Mr. Rath also spent eleven years at GTE Communications, now Verizon, in various positions ultimately becoming Senior Project Manager of Information Technology designing technology infrastructure. Mr. Rath has a degree in Mechanical Engineering. Mr. Rath has been appointed as Chief Operating Officer contingent upon additional funding to be received no later than February 28, 2001.

          Andy Reckles has more than seven years of experience in the finance industry. He has served in his present capacity as Managing Director of Investment Banking for vFinance since December of 1999. Prior to this position he originated, structured and financed in excess of seventy different transactions totaling over $350 mm during his four year tenure as Managing Director of the Specialty Finance Division for JWGenesis Securities. He began his career with Prudential Securities where he was awarded the prestigious Top Gun award and National Rookie of the Year in 1993.

          Ramsey Sweis has had extensive experience in management and in the product design industry. He has been a leader and developer of high performance teams by enabling, training and motivating team members. In the recent past he has provided computer and engineering services to General Motors and Chrysler Corporation. In connection with those activities Mr. Sweis has developed designs between engineering, prototype models, tooling and vendor sources. Mr. Sweis resides in Roseville, Michigan. He currently serves as a Program Manager for Hanke Training & Design of Clawson Michigan. From 1997 to 1999 Mr. Sweis served as a designer for Computer and Engineering Services of Rochester Hills, Michigan. From 1991 to 1997, Mr. Sweis was a design leader for Megatech Engineering of Warren Michigan.

Directors are elected at annual meetings of the shareholders to terms that extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

Board Committees, Meetings

The Board of Directors established an Audit Committee on January 31, 2001. Prior to the establishment of the Audit Committee, the Board of Directors handled all matters regarding the auditing of the Company. Members of the Audit Committee consist of John Cutter, Sonny Rath, Robert Klein and Ramsey Sweis.

The Board of Directors has reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2000 with our management.

Our independent auditors are Reuben E. Price & Co. The Audit Committee has discussed with Reuben E. Price & Co. the matters required to be discussed by SAS 61.

The Audit Committee has received the written disclosures and the letter from Reuben E. Price & Co. required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with Reuben E. Price & Co. that firm's independence from the Company.

The Audit Committee did not, based on the review and discussions described above, recommend to the Board of Directors that our audited financial statements for the fiscal year ended September 30, 2000 should be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 (the "Form 10-KSB") that was filed with the Securities and Exchange Commission. The Audit Committee did not do so because it was not formed at the time the Form 10-KSB was filed with the SEC.

The Board of Directors has not adopted a written charter for the Audit Committee. The Board of Directors plans to adopt a written charter for the Audit Committee on or before February 15, 2001.

The Board of Directors has not established a compensation or a nominating committee to date. The full Board of Directors makes recommendations concerning the submission of candidates at shareholders' meetings for election to the Board of Directors. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

The Board of Directors met 17 times in 2000, and it has met 5 times in 2001. Each director has attended at least 75% of all meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

Transactions Concerning Board of Directors

Mr. Andy Reckles, a nominee for election to the Board of Directors, is a partner with Union Atlantic Capital ("Union Atlantic"). Union Atlantic served as the placement agent for a securities purchase agreement to issue convertible subordinated debentures (the "Debentures Agreement") which we entered into with certain investors in April, 2000. As the placement agent for the Debentures Agreement, Union Atlantic received a placement agent fee.

We recently reached an agreement with the investors whereby we amended the Debentures Agreement and the first amendment thereto (the "Second Amendment"). As part of the Second Amendment, Union Atlantic served as a consultant to the investors and received a consultant fee.

We have entered into a new equity line agreement with investors wherein Union Atlantic will receive certain fees every time we exercise options as part of the agreement. Mr. Reckles has also entered into an agreement to purchase stock from us.

As of September 2000, other than the discussion above and other than employment agreements and stock option plans, there have been no transactions to which we were a party involving $60,000 or more and in which any director, executive officer or holder of more than five percent of our capital stock had a material interest.

Relationships Between Directors and Executive Officers

There are no family relationships between the directors and executive officers of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our company's equity securities, to file reports of ownership and changes in ownership with respect to the securities of our company and its affiliates with the SEC and to furnish copies of these reports to our company. We believe that during fiscal year 2000, Douglas Haffer, Wayne Caldwell, Ramsey Sweis, Robert Klein and Dana Miller each filed a Form 3 late. Ramsey Sweis filed a Form 4 late. We believe that Mohammad Ali Guidfar and Worldwide Wireless Inc. have not filed the required Form 3. Mr. Guidfar is no longer a Director.

                 SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN
                                BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each 5% or greater shareholder, director, each nominee for election to our Board of Directors and our executive officers owned as of January 19, 2001 as well as the percentages of shares which the executive officers and directors owned as a group as of that date.

Name of Named Executive          Number of Shares              Percentage of
Officer and Director (1)         Beneficially Owned          Shares Outstanding
------------------------         ------------------          ------------------

Douglas P. Haffer(2)............        7,341,073                     8.2%
Ramsey Sweis(3).................          250,000                       *
Robert Klein(4).................          250,000                       *
John Cutter.....................        2,718,500                       3%
Dana Miller.....................          429,000                       *
Andy Reckles....................                0                       0
Sonny Rath......................                0                       0
Executive Officers and
Directors as a Group............       12,088,573                    13.5%
Name of Beneficial Owner
------------------------
World Wide Wireless, Inc.              17,315,170                    19.4%
C/o Lofton & Associates,
3233 East Broadway
Long Beach, CA  90803(5)........
* Less than 1%

This table is based upon information supplied by officers, directors and principal shareholders. Percentages are based on 89,417,795 shares of Common Stock outstanding on January 19, 2001.

     (1) The address for each of the named executive officers and directors is c/o World Wide Wireless Communications, Inc., 520 Third Street, Suite 101, Oakland, CA 94607.

     (2) Includes 1,600,000 shares subject to options that are immediately exercisable.

     (3) Includes 250,000 shares subject to options that are immediately exercisable.

     (4) Includes 250,000 shares subject to options that are immediately exercisable.

     (5) We believe that Michael Lynch is a majority owner of World Wide Wireless, Inc. and TSI Technologies, Inc. Mr. Lynch is not an officer or director of World Wide Wireless Communications, Inc.

          Our executive officers and directors and their ages as of January 19, 2001 are as follows:

Name                      Age   Position                 Period of Service
----                      ---   --------                 -----------------

Douglas P. Haffer.......  52    Chairman of the Board,   April 1998 to present
                                CEO and CFO
Sonny Rath..............  36    COO                      January 2001 to present
John Cutter.............  71    Director                 January 2001 to present
Dana Miller.............  39    Vice President           May 1999 to present
Ramsey Sweis............  35    Director                 May 1998 to present
Robert Klein............  52    Director                 May 1998 to present

          Dana Miller was Director of Licensing and Acquisitions for National Micro-Vision Systems, Inc. from 1995 to 1996. He worked extensively with the Federal Communications Commission and FCC legal counsel and was responsible for compliance with all FCC regulations. Mr. Miller also coordinated acquisitions of microwave television licenses throughout the United States. He has negotiated FCC lease agreements with educational institutions and nonprofit organizations. From 1996 to 1998 Mr. Miller was a self-employed telecommunications consultant. He is an expert in FCC license application, FCC petition, and license acquisition and maintenance. His accomplishments include resolution of a recent long-term, complex conflict between us and another national wireless firm, freeing us up to implement high-speed wireless Internet operations in the San Francisco metropolitan area.

The background information for Mr. Cutter, Mr. Haffer, Mr. Rath, Mr. Klein, Mr. Reckles and Mr. Sweis are provided under Proposal No. 1 above.

Director Compensation

          Directors receive no compensation for serving as directors, except that:

     o Mr. Sweis received options to purchase 250,000 shares of common stock on October 22, 1998, at an exercise price of $0.095 per share. All of Mr. Sweis' options vested immediately upon the date of grant. The expiration date for Mr. Sweis to exercise the options is October 21, 2003. To date, Mr. Sweis has not exercised any options for shares of common stock.

     o Mr. Klein received options to purchase 250,000 shares of common stock on October 22, 1998, at an exercise price of $0.095 per share. All of Mr. Klein's options vested immediately upon the date of grant. The expiration date for Mr. Klein to exercise the options is October 21, 2003. To date, Mr. Klein has not exercised any options for shares of common stock.

     o Mr. Guidfar received options to purchase 100,000 shares of common stock in August, 2000, at an exercise price of $0.59 per share. All of Mr. Guidfar's options vested immediately upon the date of grant. Mr. Guidfar served as a Director of the Company from August, 2000 to December 15, 2000. The expiration date for Mr. Guidfar to exercise the options is August, 2005. To date, Mr. Guidfar has not exercised any options for shares of common stock.

Employment Contracts

We have entered into an employment agreement with Mr. Haffer, which provides for an initial term of three years commencing February 1, 2000 at an initial annual base salary of $230,000 plus an annual performance bonus of not less than $23,000. Any bonus in excess of $23,000 will be at the sole discretion of our Board and will not be tied to a fixed set of objective criteria. Mr. Haffer's employment agreement also contains a termination provision that requires us to pay him his annual compensation and minimum bonus amounts remaining on his three-year contract if he is terminated without cause.

Executive Compensation

The following table summarizes information regarding the salary and bonus we paid to Mr. Haffer, our Chief Executive Officer, during our company's last three completed fiscal years. Mr. Haffer was the only officer who received a salary plus bonus that exceeded $100,000 during that period.

                            Summary Compensation Table
                                                                           Long-Term
                                         Annual Compensation              Compensation
                                ---------------------------------------------------------------------
                                               Salary                            Awards
                                                                      -------------------------------
                                                                       Restricted      Securities
                                                                          Stock        Underlying
                                                                          Awards         Options
                                                                                            and
Name and Principal Position                                   Bonus                      Warrants
-----------------------------------------------------------------------------------------------------
Douglas P. Haffer                  2000        $220,000      $23,000*        0           800,000
Chairman, CEO and CFO              1999        106,000       16,017          0           800,000
                                   1998              0            0          0                 0

* Bonus was earned in fiscal year 2000 but was received in fiscal year 2001.


Option Grants

     The following table sets forth information concerning grants of stock options to Douglas P. Haffer, our Chief Executive Officer for the fiscal year ended September 30, 2000. He is the only named executive officer for this period. All options were granted under the 1998 Stock Option Plan. Shareholders never approved our 1998 Stock Option Plan, and therefore, all incentive stock options granted under the 1998 Stock Option Plan are classified and taxed as non-statutory stock options.

                           Options Granted during Fiscal Year 2000
                                                         Percent of
                                           Number of      options
                               Fiscal     Securities     granted to                   Options
                                Year      Underlying      employees    Exercise      Exercised
                              Options       Options         from        Price         as of       Expiration
                              Granted       Granted        9/30/99    ($/Share)       9/30/00        Date
                              -------       -------        -------    ---------       -------        ----
Douglas P. Haffer               2000        800,000          50%        $1.62            0          2/1/05
Chairman, CEO & CFO

On February 1, 2000, Mr. Haffer received an option to purchase 800,000 shares of our Common Stock at an exercise price "at the lowest price permitted under our 1998 Stock Option Plan such that the grant or exercise of the options will not create a taxable event." All 800,000 shares vested immediately. The expiration date of the option is 5 years from the date of grant. The option will be treated as non-statutory stock options.

              Aggregated Option/ SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

                            Number of Securities
                           Underlying Unexercised      Value of Unexercised In-
                              Options/SARS at          the-Money Options/ SARS
                             September 30, 2000         at September 30, 2000
                          Exercisable/Unexercisable   Exercisable/Unexercisable

Name

Douglas P. Haffer                1,600,000/0                     0/0
Chairman, CEO & CFO

                                PROPOSAL NUMBER 2

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently authorizes us to issue a maximum of 100,000,000 shares of Common Stock. Under Nevada law, subject to certain exceptions which are inapplicable to the present proposal, we may not issue any shares more than the 100,000,000 shares of Common Stock unless the Articles of Incorporation are amended to allow us to issue a greater number.

To pay for future growth and possible joint ventures, we will need to raise additional funds. One way to further our growth is by raising funds through sales of our Common Stock shares. In April, 2000, we entered into the Securities Purchase Agreement dated as of April 14, 2000 among World Wide Wireless Communications, Inc. and certain investors (the "Securities Purchase Agreement"). On November 15, 2000, the Company and these investors entered into a Second Amendment (the "Second Amendment") to that Securities Purchase Agreement. In order to meet our obligations under that agreement, we are required to reserve a sufficient number of shares of Common Stock for issuance upon the exercise and conversion of various debentures and warrants to these investors. This will require that we increase the number of shares we are authorized to issue under our Articles of Incorporation to beyond 100,000,000. Under the terms of the Second Amendment to the Securities Purchase Agreement, we are required to obtain approval of this amendment by no later than March 2, 2001.

By increasing the number of shares of Common Stock that the Company is authorized to issue, we will be able to abide by the terms of the Second Amendment. Further, the proposed amendment will authorize additional shares of Common Stock to provide the Company greater flexibility to make such issuances as may be necessary to complete acquisitions or other corporate transactions and to issue shares in connection with our stock option plan.

Description of Amendment - Legal Effect

The text of the proposed amendment to the Articles of Incorporation (the "Amendment") is set forth in Appendix A to this Proxy Statement. The following summarizes the material provisions of the Amendment.

If approved by the shareholders, the Amendment would allow the Company to issue a maximum of 300,000,000 shares of Common Stock. This is an increase of 200,000,000 shares over the limit currently contained in the Articles of Incorporation.

If the shareholders approve the Amendment, the Amendment to the Articles of Incorporation will be submitted for filing with the Nevada Secretary of State. The Amendment will enter into effect upon its acceptance for filing by the Nevada Secretary of State.

Effect of Lack of Approval

The shareholders should be aware that in the event that this Amendment is not approved, we will be faced with serious difficulties in conducting crucial transactions. Most immediately and importantly, if this Amendment is not approved and we are not able to reserve and issue a sufficient number of shares of Common Stock for issuance upon the exercise and conversion of debentures and warrants to the investors, we will have been deemed to have created an event of default ("Event of Default") under the debentures from the Second Amendment. Upon the occurrence of an Event of Default, the investors from the Second Amendment may immediately declare that a principal amount plus accrued interest (the "Aggregate Principal Amount") is due and payable to the investors from us. Such a demand by the investors will place us in a very difficult position to continue with our operations as we will not have sufficient funds to pay all immediate demands for payment on the Aggregate Principal Amount.

Further, if this Amendment is not approved, we will not be able to issue shares of Common Stock that the Board of Directors determines to be necessary or advisable for raising additional capital for use in our business and operations, or for use in connection with establishment of strategic relationships with potential strategic partners.

Required Vote for Approval

Approval of the Amendment will require the affirmative vote of a majority of the outstanding shares of the Company's stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the Amendment, rather than only a majority present at the Meeting, shares that are not present at the Meeting and do not vote will have the effect of voting against the Amendment.

The Board of Directors recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock to 300,000,000

                                PROPOSAL NUMBER 3

                ISSUANCE OF AUTHORIZED SHARES OF PREFERRED STOCK

The Articles of Incorporation currently do not authorize the Company to issue any Preferred Stock. Under Nevada law, if a corporation desires to have more than one class or series of stock, the Articles of Incorporation must prescribe, or vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

The principal purpose of the proposed amendment to the Articles of Incorporation as discussed in this Proposal No. 3 (the "Preferred Stock Amendment") is to provide the Company with shares of Preferred Stock to be available for issuance in future transactions in the event the Board of Directors determines any such issuance is necessary or advisable for any proper corporate purposes. Such purposes may include, without limitation, issuances in public or private sales for cash as a means of raising additional capital for use in the Company's business and operations, or issuances in connection with the establishment of a strategic relationship with a strategic partner. The Board of Directors anticipates authorizing the issuance of additional shares of Preferred Stock from time to time upon terms the Board of Directors deems to be in the best interests of the Company and its stockholders. The Board of Directors has concluded that in order to provide for our future growth, the ability to issue preferred stock is necessary.

Description of Amendment - Legal Effect

The text of the Preferred Stock Amendment is set forth in Appendix A to this Proxy Statement. The following summarizes the material provisions of the Amendment.

If approved by the shareholders, the Preferred Stock Amendment would allow the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock in one or more series containing such designations, powers, preferences, rights, restrictions, qualifications and other terms and conditions, as the Board of Directors may from time to time determine. The Board of Directors could issue any such series of Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by (i) applicable law, (ii) NASD or other applicable stock exchange requirements, or (iii) the terms of any series of outstanding shares of Preferred Stock.

Although the Board of Directors' potential issuance of Preferred Stock may not, in and of itself, have any immediate effect on the rights of the holders of shares of Common Stock, the issuance of shares in one or more series of Preferred Stock could, depending on the nature of the rights and preferences granted to a newly issued series of Preferred Stock, affect the holders of shares of Common Stock in a number of respects, including the following:

o By diluting the voting power of holders of Common Stock, to the extent that a new series of Preferred Stock has voting rights;

o By reducing the amount otherwise available for payment on dividends on Common Stock, to the extent dividends are payable on shares of a new series of Preferred Stock;

o By diluting the market price of the Common Stock, to the extent that a new series of Preferred Stock provides for the conversion of such Preferred Stock into Common Stock at prices that could be below the fair market value of the Common Stock; and

o By reducing the amount otherwise available for payment upon liquidation of the Company to holders of Common Stock, to the extent of any liquidation preference on a new series of Preferred Stock.

In addition, although the Preferred Stock Amendment is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by a merger, tender offer, proxy contest or other means.

If the shareholders approve the Amendment, the Amendment to the Articles of Incorporation will be submitted for filing with the Nevada Secretary of State. The Amendment will enter into effect upon its acceptance for filing by the Nevada Secretary of State.

Required Vote for Approval

Approval of the Preferred Stock Amendment will require the affirmative vote of a majority of the outstanding shares of the Company's stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the Preferred Stock Amendment, rather than only a majority present at the Meeting, shares that are not present at the Meeting and do not vote will have the effect of voting against the Preferred Stock Amendment.

The Board of Directors recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

                                PROPOSAL NUMBER 4

                       APPROVAL OF 2001 STOCK OPTION PLAN

The Board of Directors adopted the World Wide Wireless Communications, Inc., 2001 Incentive Stock Option Plan ("the Plan") on January __, 2001, subject to approval by the shareholders. As has been discussed in the financial press, stock options have become the currency necessary to attract and hold able personnel. Also, they are an important tool used to provide incentives for good performance. The Board of Directors concluded that a stock option plan was necessary if we are to achieve our goals. The shareholders are being asked to consider and approve the Plan at the Meeting.

The following is a summary of the key provisions of the Plan and a general discussion of the federal income tax aspects of the Plan to us and the recipients of the options. A copy of the Plan is attached to these proxy materials as Appendix B, and the summary contained in this Proxy Statement only summarizes certain portions of the Plan. For a complete description of the Plan, the Plan should be read in its entirety.

Purpose

The Board of Directors designed the Plan in an effort to retain and provide non-cash incentives to employees, directors and consultants and reward them for making major contributions to the success of the Company. The Plan gives these directors, employees and consultants the ability to acquire our shares at a predetermined price for a period of time specified in the agreement between the person who is given the option (the "option holder") and us. The Plan is designed to encourage key employees, directors and consultants to contribute to our success by giving them a common interest with the shareholders in increasing the value of the Common Stock. The Board of Directors also believes that options issued under the Plan may be used to attract additional capable employees, directors and consultants to join us.

Administration

The Plan will be administered by the Board of Directors, however, the Board may delegate such administration to an Executive Compensation Committee (the "Committee," which is not yet formed at the present time) or such other committee that is designated by the Board. If at any time the Committee will not be in existence, the Board will administer the Plan and all references to the Committee herein will include the Board. The Committee shall be comprised of not less than two independent members of the Board who are not employees or officers of Worldwide Wireless Communications, Inc. The Committee shall have the authority to grant the options, to determine those persons who are eligible to receive the options and to evaluate the fair market value of the stock covered by the grant. The Committee also has the authority to amend or rescind rules and regulations related to the Plan's administration. In addition, the Board or Committee, with the consent of the option holder, may amend any outstanding grant or the exercise date and may determine what effect any leave of absence, not constituting termination, will have on the grant. The interpretations of the Committee or Board of any provision of the Plan are conclusive and final.

Eligibility

The plan allows for the grant of incentive stock options ("ISOs"), which are options that qualify as incentive stock options under the Internal Revenue Code of 1986, to employees of the Company. An ISO may be issued to an officer or director provided they are also employees of the Company. The Plan also allows for the grant of non-statutory stock options ("NSOs"), which do not qualify as incentive stock options, to directors, employees and consultants of the Company other than members of the Committee.


Shares Subject to the Plan

The Company may grant options to purchase a maximum of 7,500,000 shares of the Company's Common Stock (the "Stock") under the Plan. The number of shares set aside for issuance under the Plan is subject to adjustments made in the case that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Terms of Option Grants

Any participant who the Committee determines is eligible for a stock option grant must enter into a stock option agreement with the Company prior to receiving the options. That agreement will set forth the various terms of the option, in such form and substance as the Committee will approve.

Exercise Price and Type of Payment

Subject to the discussion below, the exercise price of each option granted under the Plan will be established by the Committee. The Plan states that in the case of ISOs or NSOs if the person to whom the option is granted owns more than ten percent of the shares outstanding, the exercise price must be no less than 110% of the fair market value of the stock as of the date of grant.

The fair market value shall be determined by the Committee pursuant to such methods or procedures as stated in the Plan.

The Plan provides that options may be exercised through payment of cash or other methods as determined by the Committee including surrender by the optionee of the right to purchase that number of shares under the option with a fair market value equal to the exercise price.

Term

No option will be exercisable after the expiration of ten (10) years from the date it was granted. Any Re-Load Options (as defined in the Plan) that are granted to a 10% Shareholder (as defined below) will have a term no longer than five (5) years.

The Plan defines a "10% Shareholder" as a person who owns stock possessing more than ten percent (10) of the total combined voting power of all classes of stock of the Company or of any of its affiliates.

The total number of shares subject to an option may, but need not, be allotted in period installments. The option agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option may be subject to such other terms or conditions as the Committee may deem appropriate, provided that in no event will stock options vest at a rate of less than 20% of the shares subject to the option per annum.

Term of Plan

The Plan shall become effective of the date it is approved by the shareholders. The Plan shall terminate ten years later, subject to earlier termination by the Board.

The Board of Directors may amend or terminate the Plan at any time, and the Board of Directors or the Committee may discontinue granting options under the Plan at any time. All material amendments to the Plan will require approval of the shareholders. Amendments to the Plan or the termination of the Plan will not adversely affect the rights of option holders under their stock option agreements unless the individual option holders consent to the amendment or termination of their options.

Federal Income Tax Consequences

The following is a general discussion of the federal income tax consequences related to the issuance and exercise of the options and the sale of the shares of Common Stock acquired on exercise of the options. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

Non-Statutory Stock Options

Under existing Department of Treasury Regulations, option holders do not recognize any taxable income upon receipt of an NSO. Upon the exercise of an NSO, the difference between the exercise price of and the fair market value of the shares as of date of exercise is taxable to the option holder and the fair market value of the shares as of the date of exercise price is taxable to the option holder as ordinary income. This difference between the exercise price and the fair market value of the shares when purchased, or "spread" is treated as compensation to the holder for federal income tax purposes and is subject to income tax withholding. The Company receives a business deduction for federal tax purposes on the amount of the spread in the year in which the option is exercised.

When shares purchased upon exercise of the NSO are sold, gain or loss on the shares is taxed as short or long term gain, based on the length of time the shares were held. The option holder's tax basis in shares purchased solely for cash on exercise of an NSO will be equal to the fair market value of the shares on the date of exercise. If the option holder exercises his or her option by surrendering common stock of the Company which the option holder already owns, the tax basis in the surrendered shares will be carried over to the shares received on exercise of the option, plus the amount of the spread.

Incentive Stock Options

A person who receives an ISO is not subject to federal income taxation either upon receipt of the option or upon exercise of that option. In turn, the Company does not receive a tax deduction upon the option holder's exercise of an ISO. Upon the sale of the stock purchased upon the exercise of an ISO, all gain or loss realized on the sale of the shares is treated as long term capital gain or loss. However, if the sale takes place within one year following the issuance of shares purchased through the exercise of the ISO or within two years following the grant of the option, the holder of the ISO will be taxed as if he or she had received an NSO and the Company will receive the tax deduction described in the section discussion NSOs.

An option holder's tax basis in shares issued upon exercise of an ISO will be equal to the amount of cash paid for the shares. If some of all of the payment of the exercise price is made in the form of an exchange of other common stock of the company held by the option holder, the option holder's tax basis in the surrendered shares will be carried over to the shares received upon exercise of the ISO, increased by the amount of cash, if any, paid to exercise the option.

Although the holder of an ISO is not taxed upon the exercise of the option for federal income tax purposes, the spread is treated as an adjustment to the alternative minimum tax of that option holder in the year of exercise. As a consequence, an option holder may be subject to alternative minimum tax from exercising an ISO.

Awards of Options to Date

All options that have been granted to date have been nonstatutory stock options that were granted under the Company's 1998 Stock Option Plan (the "1998 Plan"). To date, the 1998 Plan has not been approved by the majority of the Company's outstanding shares. The following are the NSO options granted to (1) the Chief Executive officer, (2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all current officers who are not executive officers, as a group.

Douglas Haffer
--------------

In October 1998, Douglas Haffer received an option to purchase 800,000 shares of our common stock at an exercise price of $0.095 per share. On February 1, 2000, Mr. Haffer received another option to purchase 800,000 shares of our common stock at an exercise price "at the lowest price permitted under our 1998 Stock Option Plan such that the grant or exercise of the options will not create a taxable event."

All Current Executive Officers as a Group
-----------------------------------------

Mr. Douglas Haffer, our current CEO and CFO, has options to purchase 1,600,000 shares of the Company's Common Stock.

Dana Miller, our current Vice President, has options to purchase 800,000 shares of the Company's Common Stock.

Sonny Rath, our current COO, has options to purchase 4,400,000 shares of the Company's Common Stock. Options to purchase one-fourth (1/4) of these shares will vest on January 3, 2002. The remaining options will vest on an equal monthly basis for the 36 months thereafter.

All Current Directors Who Are Not Executive Officers as a Group
---------------------------------------------------------------

Ramsey Sweis has options to purchase 250,000 shares of the Company's Common
Stock.

Robert Klein has options to purchase 250,000 shares of the Company's Common
Stock.

All Employees, Including All Current Officers Who Are Not Executive Officers,
----------------------------------------------------------------------------
as a Group
----------

Fernando Fernandez has options to purchase 25,000 shares of the Company's Common Stock

Patrice Sivadd has options to purchase 25,000 shares of the Company's Common Stock.

Required Vote for Approval

Approval of the Company's 2001 Stock Option Plan will require the affirmative vote of a majority of the outstanding shares of the Company's stock. Each share is entitled to one vote. Unless the shareholders specify to the contrary in their proxies or specifically abstain from voting on this matter, all of the proxies solicited by the Board of Directors will be voted FOR this proposal to approve the Company's 2001 Stock

Option Plan. Abstention votes and broker non-votes will have the effect of a vote against the approval of the Company's 2001 Stock Option Plan.

The Board of Directors recommends that the shareholders vote "FOR" approval of the company's 2001 Stock Option Plan.

                                PROPOSAL NUMBER 5

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Reuben E. Price & Co. ("Reuben E. Price") as the independent public accountants for the Company for the fiscal year ending December 31, 2001.

It is anticipated that representatives from Reuben E. Price will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

Required Vote for Approval

Approval of Reuben E. Price as the independent public accountants for the Company will require the affirmative vote of a majority of the outstanding shares of the Company's stock. Each share is entitled to one vote. Unless the shareholders specify to the contrary in their proxies or specifically abstain from voting on this matter, all of the proxies solicited by the Board of Directors will be voted FOR this proposal to approve Reuben E. Price as the independent public accountants for the Company. Abstention votes and broker non-votes will have the effect of a vote against the approval of Reuben E. Price as the independent public accountants for the Company.

The Board of Directors recommends a vote "FOR" approval of Reuben E. Price as the Company's independent public accountants for the fiscal year ending September 30, 2001.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2002 ANNUAL MEETING OF SHAREHOLDERS

The 2002 Annual Meeting of Shareholders has been scheduled to take place on ______________. Shareholder proposals for presentation at that meeting must be received by the Company by no later than ___________, 2001.

                                 OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

February __, 2001                     By Order of the Board of Directors


                                      Douglas P. Haffer,
                                      President

                                                                      APPENDIX A

                           CERTIFICATE OF AMENDMENT OF

                            ARTICLES OF INCORPORATION

                                       OF

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.


Douglas P. Haffer and Harry Kraatz certify that:

     1. They are the duly appointed, qualified President and Secretary of World Wide Wireless Communications, Inc., a Nevada Corporation (the "Corporation").

     2. The Articles of Incorporation of the Corporation is amended and restated in its entirety as follows:

          "ARTICLE I. The name of the corporation is World Wide
          Wireless Communications, Inc.

          ARTICLE II. The name and address of the Corporation's resident agent is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

          ARTICLE III. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

          ARTICLE IV. The Corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The Corporation is authorized to issue 300,000,000 shares of Common Stock with par value of $0.001, and 10,000,000 shares of Preferred Stock with par value of $0.001.

          The Preferred Stock may be issued in any number of series, as determined by the board of directors. The board may by resolution fix the designation and number of shares of any such series. The board may determine, alter, or revoke the powers, designations, preferences and relative, participating, optional or other rights, if any or the qualifications, limitations or restrictions thereof, pertaining to any wholly unissued class or series of Preferred Stock. The board may thereafter in the same manner increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such series.

          ARTICLE V. Pursuant to Nevada Revised Statutes ("NRS")
          78.037 a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided, however, that the personal liability of a director or officer shall not be eliminated (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of NRS 78.300.

          ARTICLE VI. The Corporation shall, to the fullest extent permitted by Nevada Law, indemnify and hold harmless each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed actions, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise in connection with any matter relating to the Corporation's business or affairs, against any losses, claims, damages or liabilities. The right to indemnification conferred in this
          ARTICLE VI shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of it final disposition to the fullest extent authorized by Nevada Law. The right to indemnification conferred in this ARTICLE VI shall be a contract right.

          ARTICLE VII. The first board of directors of the Corporation consisted of two (2) members and the names and addresses of these directors are:

          Cindy Robison     3157 E. Linden, Tuscon, AZ 85716

          Joel Watkins      3653 E. Second, #205, Tuscon, AZ 85716

          ARTICLE VIII.     The names and addresses of the
          incorporators of the Corporation are:

          Candice Maerz     3225 N. Central Ave., Phoenix, AZ 85012

          Terrie L. Bates   3225 N. Central Ave., Phoenix, AZ 85012

          ARTICLE IX. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Articles of Incorporation, in the manner now or hereafter prescribed by statute, and, with the sole exception of those rights and power conferred under the above ARTICLES V AND VI, all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation."

     3. The foregoing Amendment of the Articles of Incorporation was duly adopted by the shareholders and the board of directors of the Corporation in accordance with the provisions of the NRS 78.385 and NRS 78.390.

     IN WITNESS WHEREOF, I have signed my name this __ day of February, 2001.



                                        -----------------------------------
                                        Douglas P. Haffer, President


                                        -----------------------------------
                                        Harry Kraatz, Secretary

                                                                      APPENDIX B

                    WORLD WIDE WIRELESS COMNUNICATIONS, INC.

                            2001 INCENTIVE STOCK PLAN


1.   PURPOSES.

     a. The purpose of this Plan is to provide a means by which selected Employees and Directors of and Consultants to World Wide Wireless Communications, Inc. (the "Company"), and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

     b. The Company intends that the Stock Awards issued under this Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of this Plan has been delegated pursuant to subsection 3.c, be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof.

2.   DEFINITIONS.

     a. "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     b. "Board" means the Board of Directors of the Company.

     c. "Code" means the Internal Revenue Code of 1986, as amended.

     d. "Committee" means a committee of directors of the Company appointed by the Board in accordance with subsection 3.c of this Plan.

     e. "Company" means World Wide Wireless Communications, Inc., a Nevada corporation.

     f. "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8.b.ii of this Plan.

     g. "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     h. "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     i. "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     j. "Director" means a member of the Board.

     k. "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be itself sufficient to constitute "employment" by the Company.

     l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     m. "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          i. If the common stock is listed on any national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          ii. In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     n. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 421 of the Code and the regulations promulgated thereunder.

     o. "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8.b.iii of this Plan.

     p. "Non-Employee Director" means a Director who: (i) is not a current Employee or Officer of the Company or its parent or subsidiary; (ii) does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director; (iii) does not possess an interest in any other transaction which the Company would be required to disclosure in filings with the Securities and Exchange Commission; (iv) is not engaged in a business relationship with the Company which the Company would be required to so disclose under Regulation S-K; or (v) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     q. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     r. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     s. "Option" means a stock option granted pursuant to this Plan.

     t. "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of this Plan.

     u. "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     v. "Outside Director" means a Director who: (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code); (ii) is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan);
(iii) was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (iv) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     w. "Plan" means this World Wide Wireless Communications, Inc. 2001 Incentive Stock Plan.

     x. "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

     y. "Securities Act" means the Securities Act of 1933, as amended.

     z. "Stock" means, unless the context otherwise requires, the Common Stock of the Company.

     aa. "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of this Plan.

     bb. "Stock Award" means any right granted under this Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     cc. "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan.

     dd. "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8.b.i of this Plan.

3.   ADMINISTRATION.

     a. General Administration. This Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3.c.

     b. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

          i. To determine from time to time which of the persons eligible under this Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          ii. To construe and interpret this Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

          iii. To amend this Plan or a Stock Award as provided in Section 12.

          iv. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient which are not inconsistent with the terms of this Plan to promote the best interests of the Company.

     c. The Committee. The Board may delegate administration of this Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"). No less than a majority of the members of the Committee shall be Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside

Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan. Notwithstanding anything in this
Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either: (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award; or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO PLAN.

     a. Number of Shares. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Company may issue a maximum of 7,500,000 shares of its Common Stock under this Plan.

     b. Source of Stock. The stock subject to this Plan may be unissued shares or reacquired shares bought on the market or otherwise.

5.   ELIGIBILITY.

     a. General. Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     b. Major Shareholders. An Incentive Stock Option or Nonstatutory Stock Option granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates must have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant. In addition, an Incentive Stock Option granted to a person described in the previous sentence may only be exercised for a period of five years after the date of grant.

6.   OPTION PROVISIONS.

     Each Option shall be in the form of an agreement executed by the Optionee. The Option agreement shall contain such terms and conditions as the Board shall deem appropriate, provided that no terms may be contrary to the provisions of this Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     a. Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     b. Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date of grant. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     c. Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, in cash at the time the Option is exercised. In addition, the Board of Directors may allow for the Option to be exercised by means of any of the following methods: (i) by delivery and surrender to the Company of other common stock of the Company owned by the Optionee; (ii) by delivery of a promissory note with a term of no more than four years and with an interest rate on the unpaid balance accumulating at a rate of no less than the Applicable Federal Rate announced by the Department of the Treasury as of the date the note is issued; (iii) by surrender by the Optionee of the right to purchase that number of shares under the Option with a fair market value equal to the exercise price;
(iv) such other methods of exercising the Option which are allowed under applicable state and federal law.

     d. Transferability. An Incentive Stock Option shall not be transferable except by Will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     e. Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate, provided that in no event will stock options vest at a rate of less than 20% of the shares subject to the Option per annum.

     f. Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of: (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement or by the Board of Directors), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under this Plan.

     g. Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of: (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement; or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under this Plan.

     h. Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6.d, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death; or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under this Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under this Plan.

     i. Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the

Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     j. Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5.b ), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years. Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10.d of this Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under this Plan and the limits on the grants of Options as provided elsewhere under this Plan and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of this Plan regarding the terms of Options.

7.   TERMS OF STOCK GRANTS

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     a. Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. In any event, the Board or the Committee may determine that eligible participants in this Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     b. Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by Will or the laws of descent and distribution, or otherwise only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such agreement remains subject to the terms of that agreement.

     c. Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, or; (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     d. Vesting. Shares of stock sold or awarded under this Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     e. Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     a. General. The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under this Plan to Employees or Directors of or Consultants to the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the terms of the Stock Award Agreement evidencing such right. No limitation shall exist on the aggregate amount of cash payments the Company may make under this Plan in connection with the exercise of a Stock Appreciation Right.

     b. Types of Stock Appreciation Rights. Three types of Stock Appreciation Rights shall be authorized for issuance under this Plan:

     i. Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value (on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the amount of shares of stock covered by that portion of the surrendered

Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

     ii. Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which the Concurrent Right pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value on the date of exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

     iii. Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options. Independent Rights will be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value on the date of the exercise of the Independent Right.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     a. Change in Terms. The Board or the Committee shall have the authority to effect, at any time and from time to time with the consent of the Optionee or holder of the Stock Appreciation Rights, to (i) reprice any outstanding Options and/or Stock Appreciation Rights under this Plan and/or (ii) cancel any outstanding Options and/or Stock Appreciation Rights and grant in substitution therefor new Options and/or Stock Appreciation Rights covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subsection 5.b) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock

Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

     b. Effect of Cancellation. Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options or Stock Appreciation Rights permitted to be granted pursuant to this Plan. The repricing of an Option or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right. In the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to this Plan, if any. The provisions of this subsection 9.b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  MISCELLANEOUS.

     a. Acceleration. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     b. No Rights as Shareholder. Neither an Employee, Director or Consultant, nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     c. No Agreement for Employment. Nothing in this Plan, or any instrument executed or Stock Award granted pursuant hereto, shall confer upon any Employee, Director or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director of or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board and or the Company's shareholders to remove any Director pursuant to the terms of the Company's ByLaws and the laws of the State of California, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     d. Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     e. Investment Representations. The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under this Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     f. Tax Payments. To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the common stock of the Company.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     a. General. If any change is made in the stock subject to this Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), this Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to this Plan, and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     b. Reorganization. If the Company enters into an Acquisition Transaction (as defined below) and the surviving or acquiring business entity agrees to assume the obligations of the Company with respect to Stock Awards, the recipients of Stock Awards under this Plan will be entitled to receive substitute Stock Awards from the acquiring or surviving business entity which provide similar rights to those which they possessed in the Company. If the surviving or acquiring business entity does not agree to assume or continue such Stock

Awards, or to substitute similar options for such Stock Awards outstanding under this Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event. For the purposes of this subsection 11.b, an "Acquisition Transaction" shall be defined as: (i) a sale of all or substantially all of the Company's assets other than in the ordinary course of business, followed by a liquidation of the Company's assets to its shareholders; (ii) a merger of the Company into or consolidation of the Company with another business entity in which the Corporation is not the surviving entity (other than a merger or consolidation for the purposes of reincorporating the Company in another jurisdiction or if the existing shareholders of the Company prior to the merger or consolidation own over 50% of the voting securities of the surviving business entity after the transaction); or (iii) a reverse merger in which the Company is the surviving entity but the shares of the Company's Common Stock are converted by virtue of the merger into other property.

12.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     a. Authority to Amend. The Board at any time, and from time to time, may amend this Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          i. Increase the number of shares reserved for Stock Awards under this Plan;

          ii. Modify the requirements as to eligibility for participation in this Plan (to the extent such modification requires stockholder approval in order for this Plan to satisfy the requirements of Section 422 of the Code); or

          iii. Modify this Plan in any other way if such modification requires stockholder approval in order for this Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     b. Shareholder Approval. The Board may in its sole discretion submit any other amendment to this Plan for stockholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     c. Maximum Benefits. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring this Plan and/or Incentive Stock Options granted under it into compliance therewith.

     d. No Impairment of Rights. The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless: (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing to the amendment.

13.  TERMINATION OR SUSPENSION OF PLAN.

     a. Date of Termination/Suspension. The Board may suspend or terminate this Plan any time. Unless sooner terminated, this Plan shall terminate on the tenth anniversary date after which this Plan was adopted by the Board. No Stock Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

     b. Existing Rights Not Impaired. Rights and obligations under any Stock Award granted while this Plan is in effect shall not be impaired by suspension or termination of this Plan, except with the consent of the person to whom the Stock Award was granted.

14.  EFFECTIVE DATE OF PLAN.

     This Plan shall become effective upon the date adopted by the Board, provided that this Plan shall terminate and be of no further effect if the shareholders do not approve this Plan within 12 months of the date it is adopted. No Stock Awards granted under this Plan shall be exercised unless and until this Plan has been approved by the shareholders, and all Stock Awards granted under this Plan shall immediately terminate and be rescinded if such approval is not obtained within that time.

                                                                      APPENDIX C


                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

                PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of WORLD WIDE WIRELESS COMMUNICATIONS, INC., a Nevada corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 15, 2001, and hereby appoints ______________________ and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of WORLD WIDE WIRELESS COMMUNICATIONS, INC. to be held on Thursday, March 1, 2001 at 10:00 a.m., Pacific Time at 522 Second Street, Oakland, California and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.       Election of directors:

         Nominees:     John Cutter, Douglas P. Haffer, Robert Klein, Sonny Rath,
                       Ramsey Sweis and Andy Reckles.

             / / FOR all nominees listed above         / / ABSTAIN


2. Proposal to ratify the appointment of Reuben E. Price & Co. as the Company's independent public accountants for the fiscal year ending September 30, 2001.

             / / FOR                 / / AGAINST                / / ABSTAIN


3. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 300,000,000 shares.

         / / FOR                 / / AGAINST                / / ABSTAIN


4. Proposal to approve an amendment to the Company's Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

         / / FOR                 / / AGAINST                / / ABSTAIN

5.       Proposal to approve the Company's 2001 Stock Option Plan.


         In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF REUBEN E. PRICE & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT'S FOR THE 2001 FISCAL YEAR, FOR THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION, AND FOR THE APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN.

All _________ of such attorneys or substitutes (if all three are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:                  , 2001


-----------------------------------
Signature



-----------------------------------
Signature


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Signature

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)